Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alta Equipment Group Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: March 25, 2020	By:	/s/ Anthony Colucci
Anthony Colucci
Chief Financial Officer (Principal Financial and Accounting Officer)